Principal joint operations (Tables)	12 Months Ended
Dec. 31, 2022
Disclosure of joint operations [abstract]
Summary of principle joint operations
At 31 December 2022

Company and country of incorporation/operation	Principal activities	Group interest (%)
Australia
Tomago Aluminium Joint Venture	Aluminium smelting	51.6
Gladstone Power Station Joint Venture	Power generation	42.1
Hope Downs Joint Venture	Iron ore mining	50
Queensland Alumina Limited(a)(b)	Alumina production	80
Pilbara Iron Arrangements	Infrastructure, corporate and mining services	See other relevant judgments call out box below
New Zealand
New Zealand Aluminium Smelters Limited(a)(b)	Aluminium smelting	79.4
Canada
Aluminerie Alouette Inc.	Aluminium production	40
US
Pechiney Reynolds Quebec Inc(b)(c)	Aluminium smelting	50.2
(a)Although the Group has a 79.4% interest in New Zealand Aluminium Smelters Limited and an 80% interest in Queensland Alumina Limited, decisions about activities that significantly affect the returns that are generated require agreement of both parties to the arrangements, giving rise to joint control, refer to other relevant judgments below.
(b)Queensland Alumina Limited, New Zealand Aluminium Smelters Limited and Pechiney Reynolds Quebec Inc. are joint arrangements that are primarily designed for the provision of output to the parties sharing joint control; this indicates that the parties have rights to substantially all the economic benefits of the assets. The liabilities of the arrangements are in substance satisfied by cash flows received from the parties; this dependence indicates that the parties in effect have obligations for the liabilities. It is these facts and circumstances that gives rise to the classification of these entities as joint operations.
(c)Pechiney Reynolds Quebec Inc. has a 50.1% interest in the Aluminerie de Bécancour, Inc. aluminium smelter, which is located in Canada. As Rio Tinto owns 50.2% of Pechiney Reynolds Quebec Inc our effective ownership of the Becancour smelter is 25.1%.